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                             DIRECTOR LIFE
           ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

 SUPPLEMENT DATED JANUARY 17, 1996 TO THE MODIFIED SINGLE PREMIUM VARIABLE
    LIFE POLICIES WITH RESPECT TO THE DIRECTOR LIFE PROSPECTUS DATED
                             MAY 1, 1995

The subsection of the prospectus entitled "The Separate Account - Funds" is amended as follows:

The Hartford Bond Fund, Inc. is not available in the State of California.



HV-2014-2


33-83650